UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 10, 2014

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Compensatory Arrangements of Certain Officers.

On October 10, 2014, and following the completion of the spin-off of Paragon Offshore plc (the “Spin-off”), Noble Corporation plc (the “Company”), amended its existing 2013 and 2014 Performance-Vested Restricted Stock Units Award Agreements, resulting in certain changes to the awards granted thereunder (the “Pertinent Awards”).

The amendments make the following principal changes to the Pertinent Awards:

•	Pre-Spin and Post-Spin Periods. The current three-year Performance Cycle for each of the Pertinent Awards has been split into two separate periods, with the first portion up to and including July 31, 2014 (the last business day prior to the Spin-off) being referred to as the Pre–Spin Period, and the second portion beginning on August 1, 2014 and continuing through the end of the relevant Performance Cycle being referred to as the Post–Spin Period.

•	Competitor Groups. The Competitor Group to be used in the Pertinent Awards for the Pre-Spin Period has not been altered. The Competitor Group to be used in the Pertinent Awards for the Post-Spin Period has been modified and restated in its entirety to consist of the following companies: Atwood Oceanics, Inc.; Diamond Offshore Drilling Inc.; Ensco International plc; Hercules Offshore, Inc.; Paragon Offshore plc; Rowan Companies plc.; Seadrill Limited; and Transocean Ltd. The Company believes that the Post-Spin Period Competitor Group, consisting of the Company’s offshore drilling industry peers, is a more appropriate Competitor Group for the Company going forward.

•	Proportional Results. The results under the Pertinent Awards for the Performance Cycle shall be based on the proportional results for each of the Pre-Spin Period and Post-Spin Period.

The foregoing description of the 2013 and 2014 Performance-Vested Restricted Stock Units Award Agreements is not complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02(e).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Amended and Restated Form of Noble Corporation 2013 Performance-Vested Restricted Stock Unit Award under the Noble Corporation 1991 Stock Option and Restricted Stock Plan.

10.2	—	Amended and Restated Form of Noble Corporation 2014 Performance-Vested Restricted Stock Unit Award under the Noble Corporation 1991 Stock Option and Restricted Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a public limited company incorporated under the laws of England and Wales

Date: October 16, 2014

	By:	/s/ James A. MacLennan
	Name:	James A. MacLennan
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Amended and Restated Form of Noble Corporation 2013 Performance-Vested Restricted Stock Unit Award under the Noble Corporation 1991 Stock Option and Restricted Stock Plan.

10.2	—	Amended and Restated Form of Noble Corporation 2014 Performance-Vested Restricted Stock Unit Award under the Noble Corporation 1991 Stock Option and Restricted Stock Plan.